ELEMENTS(sm)                                   Protective Life Insurance Company
A Variable Annuity                             Protective Variable Annuity
                                               Separate Account
                                               2801 Highway 280 South
                                               Birmingham, Alabama 35223
                                               Telephone: 1-800-866-3555

         We are currently offering the following enhanced Credit on Purchase Payments to Contracts issued on or after July 12, 1999.


Cumulative Purchase Payment               Normal Credit          Enhanced Credit
Less than $100,000                           3.00%                     4.00%
At least $100,000 but less than $250,000     3.50%                     4.00%
At least $250,000 but less than $500,000     4.00%                     4.00%
At least $500,000 but less than $1,000,000   4.50%                     4.50%
$1,000,000 or greater                        5.00%                     5.00%

         We will apply the enhanced Credit to qualifying Purchase Payments that we receive while this offer is in effect. We may terminate this enhanced Credit offer at any time. Purchase Payments that do not receive the enhanced Credit will receive the normal Credit.

         All Purchase Payments are subject to our acceptance, as described in the Prospectus. The enhanced Credit is subject to the terms and conditions applicable to the normal Credit, as described in the Prospectus.


                         Supplement dated July 12, 1999
                         to Prospectus dated May 1, 1999